Employee Benefit Plan	3 Months Ended
Mar. 31, 2020
Retirement Benefits [Abstract]
Employee Benefit Plan	Employee Benefit PlanThe Company has defined contribution plans, under which the Company pays fixed contributions into a separate entity, and additional contributions to the plans are based upon a percentage of the employees’ elected contributions. The Company will have no legal or constructive obligation to pay further amounts. Obligations for contributions to defined contribution plans are recognized within selling, general, and administrative expenses and research and development in the consolidated statements of operations and comprehensive loss, as incurred. Defined contributions were $1.0 million and $0.9 million for the three months ended March 31, 2020 and 2019, respectively. Defined contributions were $4.1 million, $3.6 million and $2.7 million for the years ended December 31, 2019, 2018 and 2017, respectively.